February 7, 2006

Supplement

SUPPLEMENT DATED february 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
 the information PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

On February 6, 2006, the Board of Trustees of the Morgan Stanley Variable Investment Series (the ‘‘Fund’’) approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of The Information Portfolio (the ‘‘Portfolio’’), a portfolio of the Fund, would be liquidated, known liabilities of the Portfolio satisfied and the remaining proceeds distributed to the Portfolio’s shareholders (the ‘‘Liquidation’’). The Liquidation is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders expected to be held on or about June 16, 2006. A proxy statement formally detailing the proposal and the reasons for the Liquidation will be distributed to shareholders of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VIS IP 02/06